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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Claremont Technology Group, Inc.:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          KPMG PEAT MARWICK LLP


Portland, Oregon
June 10, 1996


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